SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           -------------------------


                           TOMMY HILFIGER U.S.A., INC.
        ---------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                   DELAWARE                                     22-2960611
   --------------------------------------------             --------------------
    (STATE OF INCORPORATION OR ORGANIZATION)                 (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

              25 WEST 39TH STREET
               NEW YORK, NEW YORK                                 10018
   --------------------------------------------             --------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


      If this form relates to the              If this form relates to the
      registration of a class of               registration of a class of
      securities pursuant to Section           securities pursuant to Section
      12(b) of the Exchange Act and            12(g) of the Exchange Act and
      is effective pursuant to                 is effective pursuant to
      General Instruction A.(c),               General Instruction A.(d),
      please check the following               please check the following
      box. |X|                                 box. | |


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-48355
---------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

            TITLE OF EACH                          NAME OF EACH EXCHANGE
                CLASS                                    ON WHICH
               TO BE SO                             EACH CLASS IS TO BE
              REGISTERED                                REGISTERED
           ----------------                        ----------------------

         9% SENIOR BONDS DUE 2031                  NEW YORK STOCK EXCHANGE


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                      NONE
------------------------------------------------------------------------------
                                (TITLE OF CLASS)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The material set forth in (a) the Section captioned "Description of the Bonds" in the Registrant's Prospectus Supplement dated November 28, 2001 and in the Section captioned "Description of Debt Securities and Guarantees" in the Registrant's Prospectus dated November 21, 2001, each filed with the Securities and Exchange Commission (the "Commission") on November 29, 2001 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act") (Registration Statement No. 333-48355), and (b) Article Three of the Indenture among the Registrant, Tommy Hilfiger Corporation ("THC") and JPMorgan Chase Bank (as successor to The Chase Manhattan Bank), and the related definitions, filed as Exhibit 4.2 to THC's Annual Report on Form 10-K for the fiscal year ended March 31, 1998, filed with the Commission on June 25, 1998, are hereby incorporated herein by reference.

      The Prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act after the date hereof, including the description of the securities of the Registrant registered hereunder, is hereby incorporated herein by reference.

ITEM 2.     EXHIBITS.

   1. Indenture among the Registrant, Tommy Hilfiger Corporation and The Chase Manhattan Bank, as Trustee (incorporated by reference to
            Exhibit 4.2 to THC's Annual Report on Form 10-K for the fiscal year ended March 31, 1998, filed with the Commission on June 25, 1998).

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       TOMMY HILFIGER U.S.A., INC.



Date:   November 30, 2001             By:  /s/ Gary I. Sheff
                                        -----------------------------
                                        Name:  Gary I. Sheff
                                        Title: Senior Vice President--Corporate
                                               Affairs

                                  EXHIBIT LIST

      EXHIBIT NO.                  DESCRIPTION
      -----------                  -----------

   1. Indenture among the Registrant, Tommy Hilfiger Corporation and The Chase Manhattan Bank, as Trustee (incorporated by reference to
            Exhibit 4.2 to THC's Annual Report on Form 10-K for the fiscal year ended March 31, 1998, filed with the Commission on June 25, 1998).